Exhibit 32.2

Certification of Principal Financial Officer Pursuant to

18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Farris Griggs, Principal Financial Officer of Altitude Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1.

the Annual Report on Form 10-K/A for the year ended December 31, 2020 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 1, 2021

By:	/s/ Farris Griggs
Name:	Farris Griggs
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)